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                                                                    Exhibit 99.1

The following press release was issued by JAG Media Holdings, Inc. on April 26, 2006.


                          FILED BY JAG MEDIA HOLDINGS, INC. PURSUANT TO RULE 425
                                   UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                        AND DEEMED FILED PURSUANT TO RULE 14A-12
                          UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


CONTACT:
Stephen J. Schoepfer, President & COO
JAG Media Holdings, Inc.
888.828.4174
steve@jagnotes.com

                       JAG MEDIA HOLDINGS, INC. ANNOUNCES
                     RESULTS OF ANNUAL STOCKHOLDERS MEETING

BOCA RATON, FL, APRIL 26, 2006 - JAG Media Holdings, Inc. (OTC PINK SHEETS:
JAGH) announced that at its annual stockholders meeting held today in Reno, Nevada the stockholders approved all five items on the meeting's agenda. Thomas
J. Mazzarisi and Stephen J. Schoepfer were elected to another term as directors and J.H. Cohn LLP was appointed as the Company's independent accountants for the Company's current fiscal year.

The stockholders also approved proposals to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000 and to change the name of the Company to "Cryptometrics, Inc.," conditioned upon the consummation of the merger of Cryptometrics Acquisition, Inc., a wholly-owned subsidiary of the Company, with and into Cryptometrics, Inc. Both of these proposals were approved by more than 95% of the votes cast at the meeting. The Company also noted that it filed today with the Secretary of State of Nevada the amendment to its Articles of Incorporation increasing the Company's authorized shares of common stock to 500,000,000 shares.

ADDITIONAL INFORMATION

Investors and security holders are urged to read the definitive Form S-4 filed by the Company on March 16, 2006, which describes the proposed merger of Cryptometrics Acquisition, Inc. with and into Cryptometrics, Inc. Investors and security holders will be able to obtain a free copy of the Form S-4, as well as other filings containing information about JAG Media without charge, at the U.S. Securities and Exchange Commission internet site (http://www.sec.gov). Copies of the Form S-4 and the filings with the U.S. Securities and Exchange Commission that are incorporated by reference in the Form S-4 can also be obtained without charge by directing a request to Thomas J. Mazzarisi, JAG Media Holdings, Inc., 6865 SW 18th Street, Suite B13, Boca Raton, Florida 33433, Tel: (866) 300-7410.

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ABOUT JAG MEDIA HOLDINGS, INC.
JAG Media Holdings, Inc. is a provider of Internet-based equities research and financial information that offers its subscribers a variety of stock market research, news and analysis, including "JAG Notes", the Company's flagship early morning consolidated research product. Through the Company's wholly-owned subsidiary Pixaya (UK) Limited, the Company also provides various mobile video software solutions for businesses. The Company's websites are located at www.jagnotes.com and www.pixaya.com.

Safe Harbor Statement - Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as "Anticipate, "believe," "expect," "future," "may," "will," "should," "plan," "projected," "intend," and similar expressions to identify forward-looking statements. These statements are based on the Company's beliefs and the assumptions it made using information currently available to it. Because these statements reflect the Company's current views concerning future events, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this press release. Accordingly, reference should be made to the Company's periodic filings with the Securities and Exchange Commission.

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